Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes Disclosure [Abstract]
Income Taxes

12) INCOME TAXES

       The U.S. and foreign components of earnings from continuing operations before income taxes and equity in loss of investee companies were as follows:

Year Ended December 31,	2013	2012	2011
United States	$2,283	$2,030	$1,695
Foreign	382	327	288
Total	$2,665	$2,357	$1,983

       The components of the provision for income taxes were as follows:

Year Ended December 31,	2013	2012	2011
Current:
Federal	$310	$236	$164
State and local	74	61	43
Foreign	61	62	52
	445	359	259
Deferred	433	453	422
Provision for income taxes	$878	$812	$681

       In addition, included in discontinued operations was an income tax provision of $6 million, $62 million, and $83 million in 2013, 2012 and 2011, respectively.

       The equity in loss of investee companies is shown net of tax on the Company's Consolidated Statements of Operations. The tax benefits relating to losses from equity investments in 2013, 2012 and 2011 were $31 million, $23 million, and $25 million, respectively, which represented an effective tax rate of 38.8% for 2013, 2012, and 2011.

       In 2013 and 2012, the Company realized tax benefits from the exercise of stock options and vesting of RSUs and PSUs of $210 million and $163 million, respectively.

       The difference between income taxes expected at the U.S. federal statutory income tax rate of 35% and the provision for income taxes is summarized as follows:

Year Ended December 31,	2013	2012	2011
Taxes on income at U.S. federal statutory rate	$933	$825	$694
State and local taxes, net of federal tax benefit	101	84	73
Effect of foreign operations	(92)	(67)	(63)
Audit settlements, net	(17)	(3)	(10)
Other, net (a)	(47)	(27)	(13)
Provision for income taxes	$878	$812	$681

       (a) Primarily reflects the Company's domestic production deduction.

The following table summarizes the components of deferred income tax assets and liabilities.

At December 31,	2013	2012
Deferred income tax assets:
Provision for expenses and losses	$700	$775
Pension, postretirement and other employee benefits	422	629
Tax credit and loss carryforwards	664	270
Other	163	133
Total deferred income tax assets	1,949	1,807
Valuation allowance	(634)	(240)
Deferred income tax assets, net	1,315	1,567
Deferred income tax liabilities:
Intangible assets	(1,943)	(1,851)
Property, equipment and other assets	(522)	(429)
Total deferred income tax liabilities	(2,465)	(2,280)
Deferred income tax liabilities, net	$(1,150)	$(713)

       In addition to the deferred income taxes reflected in the table above, the Company included net deferred income tax liabilities of $182 million and $250 million in the assets and liabilities of discontinued operations on the Consolidated Balance Sheets at December 31, 2013 and 2012, respectively.

       At December 31, 2013, the Company had net operating loss carryforwards for federal, state and local, and foreign jurisdictions of approximately $1.19 billion, the majority of which expire in various years from 2014 through 2033.

       The 2013 and 2012 deferred income tax assets were reduced by a valuation allowance of $634 million and $240 million, respectively, principally relating to income tax benefits from capital losses and net operating losses in foreign jurisdictions which are not expected to be realized.

       The Company's share of the undistributed earnings of foreign subsidiaries not included in its consolidated federal income tax return that could be subject to additional income taxes if remitted was approximately $4.08 billion at December 31, 2013 and $3.71 billion at December 31, 2012. No provision has been recorded for the U.S. or foreign taxes that could result from the remittance of such undistributed earnings since the Company intends to distribute only the portion of such earnings which would be offset by U.S. foreign tax credits or remitted in tax-free transactions, and intends to reinvest the remainder outside the U.S. indefinitely. The determination of the unrecognized U.S. federal deferred income tax liability for undistributed earnings is not practicable.

       The following table sets forth the change in the reserve for uncertain tax positions, excluding related accrued interest and penalties.

At January 1, 2011	$211
Additions for current year tax positions	11
Additions for prior year tax positions	9
Reductions for prior year tax positions	(18)
Cash settlements	(23)
Statute of limitations lapses	(1)
At December 31, 2011	189
Additions for current year tax positions	12
Additions for prior year tax positions	10
Reductions for prior year tax positions	(32)
Cash settlements	(5)
Statute of limitations lapses	(2)
At December 31, 2012	172
Additions for current year tax positions	11
Additions for prior year tax positions	14
Reductions for prior year tax positions	(40)
Cash settlements	(17)
Statute of limitations lapses	(1)
At December 31, 2013	$139

       At December 31, 2013 and 2012, $53 million and $57 million, respectively, of the reserve for uncertain tax positions were included in “Liabilities of discontinued operations” on the Consolidated Balance Sheets.

       The reserve for uncertain tax positions of $139 million at December 31, 2013 includes $112 million which would affect the Company's effective income tax rate, including discontinued operations, if and when recognized in future years.

       The Company recognizes interest and penalty charges related to the reserve for uncertain tax positions as income tax expense. For the years ended December 31, 2013, 2012 and 2011, the Company recognized interest and penalties of $12 million, $13 million and $12 million, respectively, in the Consolidated Statements of Operations. As of December 31, 2013 and 2012, the Company has recorded liabilities for accrued interest and penalties of $56 million and $62 million, respectively, on the Consolidated Balance Sheets.

       During the third quarter of 2013, the Company and the IRS settled the Company's income tax audit for the years 2008, 2009 and 2010. The IRS commenced its examination of the years 2011 and 2012 in the fourth quarter of 2013. During the next twelve months the Company expects to settle an audit in a foreign jurisdiction related to a previously disposed business that is accounted for as a discontinued operation. In addition, various tax years are currently under examination by state and local and other foreign tax authorities. With respect to open tax years in all jurisdictions, the Company currently believes that it is reasonably possible that the reserve for uncertain tax positions will decrease within the next twelve months; however, as it is difficult to predict the final outcome of any particular tax matter, an estimate of any related impact to the reserve for uncertain tax positions cannot currently be determined.